Filed pursuant to Rule 497

under the Securities Act of 1933, as amended

Registration File No: 333-131161

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

Supplement dated March 28, 2006 to

Prospectus dated March 24, 2006

In order to correct a typographical error that stated the deadline for the delivery of Notice of Guaranteed Delivery as April 11, 2006 instead of April 13, 2006, the table titled “Important Dates to Remember” found on page 3 of the Prospectus is replaced in its entirety with the following:

Important Dates to Remember

Record Date	March 24, 2006
Subscription Period	from March 24, 2006 to April 13, 2006(1)
Last Day Rights May Be Traded	April 12, 2006
Expiration Date	April 13, 2006(1)
Deadline for Delivery of Subscription Certificates and Payment for Shares	April 13, 2006(1)
Deadline for Delivery of Notice of Guaranteed Delivery(2)	April 13, 2006(1)
Confirmations Mailed to Participants	April 20, 2006(1)
Final Payment for Oversubscription Shares	May 4, 2006(1)

(1)	Unless the offer is extended.
(2)	Participating rights holders must, by the expiration date of the offer (unless the offer is extended), either (i) deliver a subscription certificate and payment for shares or (ii) cause to be delivered on their behalf a notice of guaranteed delivery.

In addition, the last sentence of the third paragraph of page 36 of the Prospectus is restated as follows:

The subscription agent will not honor a notice of guaranteed delivery unless a properly completed and duly executed subscription certificate and full payment for the shares is received by the subscription agent at or prior to 5:00 p.m., New York City time, on April 13, 2006 (or, if the offer is extended, by the close of business on the extended expiration date).

PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS.